Recorded at the Request of:
Land Title Guarantee Company

When Recorded Mail to:

PILLSBURY MADISON & SUTRO LLP
P.O. Box 7880
San Francisco, CA 94120-7880
Attn:  Laura E. Hannusch, Esq.



                      ASSUMPTION AND MODIFICATION AGREEMENT


     THIS ASSUMPTION AND MODIFICATION AGREEMENT ("Agreement") is entered into as of the 1st day of May 1999, by and among ICG SERVICES, INC., a Delaware corporation ("Grantor"), whose address is 161 Inverness Drive West, Englewood, Colorado 80112, ICG 161, L.P., a Delaware limited partnership ("Grantee"), whose address is 161 Inverness Drive West, Englewood, Colorado 80112, and TRINET REALTY CAPITAL, INC., a Maryland corporation ("Lender") whose address is One Embarcadero Center, 33rd Floor, San Francisco, California 94111.

                              W I T N E S S E T H:

     WHEREAS, Grantor is the owner of certain real property located in Arapahoe County, Colorado, more particularly described in Exhibit A attached hereto (the "Premises"); and

     WHEREAS, Lender previously made a loan to Grantor in the original principal amount of thirty-three million seventy-six thousand seven hundred fifty-four dollars ($33,076,754) (the "Loan"), which Loan is evidenced by a Note executed by Grantor in favor of Lender dated as of January 1, 1999, in the amount of the Loan (the "Note"), and which Note is secured by, among other things, a Deed of Trust, Assignment of Rents and Security Agreement dated as of January 1, 1999 (as amended from time to time, the "Deed of Trust"), encumbering the Premises, executed by Grantor, in favor of the Public Trustee of Arapahoe County, Colorado, as trustee, for the benefit of Lender, said Deed of Trust recorded in the Official Records of Arapahoe County, Colorado, as Reception No. _________________; and

     WHEREAS, Lender is the owner and holder of the indebtedness and obligations secured by the Deed of Trust (the "Secured Indebtedness"); and

     WHEREAS, Grantor is the current owner of the Premises; and

     WHEREAS, Grantor wishes to convey the Premises to Grantee subject to the Deed of Trust; and

     WHEREAS, the Deed of Trust prohibits Grantor from conveying the Premises to Grantee without the prior written consent of Lender; and

     WHEREAS, Lender is willing to consent to the proposed conveyance of the Premises to Grantee and the assumption by Grantee of the Secured Indebtedness, subject to certain terms and conditions, including but not limited to those terms and conditions set forth herein;

     NOW, THEREFORE, in consideration of the provisions hereof, as an inducement to cause Lender to consent to the proposed conveyance, and for other valuable consideration, the receipt and sufficiency of which are acknowledged, it is agreed as follows:

     (A) Capitalized terms used herein, but not otherwise defined, shall have the meaning given them in the Deed of Trust.

     (B) Consent to Transfer. Lender hereby consents to the conveyance by Grantor to Grantee of Grantor's interest in the Premises. Except as expressly provided herein or in the Loan Documents (as defined below), such consent by Lender shall not constitute a consent to any further or subsequent sale, transfer, disposition or encumbering of any kind whatsoever, by deed of trust or otherwise, of the Mortgaged Property, or any part thereof or interest therein, or waive the necessity of further consent from Lender whenever such consent is required pursuant to the Loan Documents.

     (C) Amount of Indebtedness. Lender warrants, as of the date hereof, that the outstanding principal balance under the Note is $33,076,754 and that Grantor is not in default under the Loan Documents.

     (D) Assignment of the Loan; Assumption by Grantee. Effective as of May 1, 1999 (the "Transfer Date"), Grantor assigns to Grantee all of such Grantor's obligations, rights, powers, equities, remedies, and interests in, to, and arising out of the Loan, together with the Loan Documents, to have and to hold the obligations, rights, powers, equities, remedies, and interests of Grantor in, to, and arising out of the Loan and Loan Documents unto Grantee, its permitted successors and assigns, from and after the date hereof for all the remaining duration of the Loan, subject to the covenants, conditions, and provisions of such Loan as provided in the Note and the other Loan Documents. Effective as of the Transfer Date, Grantee assumes Grantor's liability for the payment of the Secured Indebtedness and all of the obligations of Grantor with respect to the Loan, including but not limited to the obligations set forth in the following documents executed in connection therewith:

          (i) Note;

          (ii) Deed of Trust; and

          (iii) Assignment of Leases and Rents and other Income dated as of January 1, 1999, from Grantor, as assignor, to Lender, as assignee.

(The foregoing documents, together with any other documents executed in connection with the Loan, being herein collectively referred to as the "Loan Documents.") Grantee shall not assume the obligations of Grantor under the Loan Agreement or the Secured Environmental Indemnity, each dated as of January 1, 1999 (collectively, the "Restated Agreements"), between Grantor and Lender, as such agreements are being amended and restated and will be executed by Grantee directly. If Lender so requests, Grantee shall sign a new promissory note containing the same terms and conditions and in the same principal amount of the Note to further evidence Grantee's liability for the payment of the Secured Indebtedness and Lender and Grantee shall exchange such new promissory note for the Note.

     (E) Modification of Loan Documents.

     (i) It is understood and agreed that, effective as of the Transfer Date, Grantee shall be substituted for Grantor in each of the Loan Documents and each of the Loan Documents shall be modified to amend the term or terms defined to identify Grantor, such as "Maker" in the Note, "Trustor" in the Deed of Trust and "Borrower" in the other Loan Documents, so that all such terms identify Grantee effective as of the Transfer Date.

     (ii) Section 1.19 of the Deed of Trust is hereby amended by adding the following language at the end of such Section 1.19:

          ATrustor shall deliver to Beneficiary, within forty-five (45) days after the end of each fiscal quarter, income statements, balance sheets and statements of cash flow of ICG Services, Inc. ("Guarantor") and its Subsidiaries (as defined in the Loan Agreement), on a consolidated basis, for such quarter, and a certificate of compliance, signed by an officer of Guarantor, certifying the accuracy of such statements and Guarantor's compliance with its obligation to maintain at the end of each fiscal quarter a Tangible Net Worth (as defined in the Loan Agreement) of at least fifty million dollars ($50,000,000). In addition, Trustor shall deliver to Beneficiary as soon as practicable, but in any event no later than one hundred five (105) days after each fiscal year, an income statement, balance sheet and statement of cash flow of Guarantor and its Subsidiaries, on a consolidated basis, for such fiscal year, all certified as to accuracy by an independent certified public accountant or representative of Guarantor reasonably acceptable to Beneficiary. All such financial statements shall be prepared in accordance with generally accepted accounting principles consistently applied. Such financial statements shall be in form and detail reasonably satisfactory to Beneficiary."

     (iii) Section 1.21 of the Deed of Trust is hereby amended by adding "(except with respect to a transfer described in Section 5.14 hereof)" after "any interest in the Mortgaged Property" and before ", of if there is any change. . ."

     (iv) The Deed of Trust is hereby modified by adding a new Section 5.14, which reads as follows:

          "5.14 Partial Release. As of May 4, 1999, Trustor, Beneficiary, TEFX and Tenant have entered into that certain Agreement Regarding Subdivision (the "Subdivision Agreement"), whereby the parties thereto have agreed that, at the request of either Beneficiary or Tenant, the Property will be subdivided, with the portion of the Property currently improved with a building and parking facilities (the "Improved Parcel") forming one parcel, and the "Expansion Site" determined in accordance with the Subdivision Agreement forming a second parcel, all on the terms and conditions set forth in the Subdivision Agreement. In such case and upon satisfaction of all of the conditions set forth in the Subdivision Agreement, Beneficiary shall release, or direct the Trustee to release, the Expansion Site from the lien of this Deed of Trust. All expenses of Beneficiary and Trustee incurred in connection with preparing, negotiation and recording such release documents, and the cost of any endorsement to Beneficiary's title insurance policy reasonably required by Beneficiary, shall be paid by Trustor, as set forth in the Subdivision Agreement."

     (F) The effectiveness of this Agreement and the consents granted by Lender are conditioned on delivery to Lender of:

          (i) An Amended and Restated Loan Agreement, in form acceptable to Lender, dated as of May 4, 1999, executed by Grantee;

          (ii) An Unsecured Environmental Indemnity (the "Indemnity"), in form acceptable to Lender, dated as of May 4, 1999, executed by Grantor and Grantee; and

          (iii) A Continuing Guaranty (the "Guaranty"), in form acceptable to Lender, dated as of May 4, 1999, executed by Grantor.

     (G) Release. Effective as of the Transfer Date, Lender releases Grantor from any and all liability and obligation under the Loan Documents and the Restated Agreements, and each of them, but not from the documents referenced in paragraphs (F)(ii) and (iii) of this Agreement.

     (H) Modifications and Renewals. Lender may hereafter enter into any modification, extension or renewal of the Secured Indebtedness with the consent of Grantee alone, and Grantor hereby waive notice of any of the same. Any renewal notes, modification or extension agreements or other documents pertaining to the Secured Indebtedness may hereafter be entered into by Grantee without the joinder of Grantor and without limiting the liability of Grantor for payment of the Secured Indebtedness pursuant to the Guaranty or the Indemnity.

     (I) Estoppels. Grantor hereby certifies and confirms for the benefit of Lender, the following:

          (i) The Loan Documents are in full force and effect.

          (ii) Lender has complied with all terms, conditions and provisions of the Loan Documents to be complied with by Lender, and no event has occurred and no circumstance exists that would, with the passage of time or the giving of notice, or both, constitute a default by Lender under the Loan Documents. There is no existing basis for Grantor to exercise any remedy available to it by virtue of a default or other action by Lender.

          (iii) There are no charges, liens, defenses, offsets, claims or credits known or asserted by Grantor against the payments due under the Note or other sums due Lender or against the performance of Grantor's obligations under the Loan Documents.

          (iv) There are no pending suits, proceedings, judgments, bankruptcies, liens or executions against Grantor or any affiliate of Grantor that could adversely affect the Premises.

     (J) Representations and Warranties. Grantee hereby represents and warrants for the benefit of Lender, the following:

          (i) Grantee is a Delaware limited partnership, is duly formed and validly existing under the laws of the State of Delaware and is qualified to do business in the State of Colorado. Grantee's federal tax identification number is 84-1448147.

          (ii) Grantee has full power and authority to enter into this Agreement and to perform this Agreement. The execution, delivery and performance of this Agreement by Grantee have been duly and validly authorized by all necessary action on the part of Grantee and all required consents and approvals have been duly obtained.

          (iii) This Agreement is a legal, valid and binding obligation of Grantee, enforceable against Grantee in accordance with its terms.

     (K) No Marshalling of Assets. Lender may proceed against collateral securing the Secured Indebtedness and against parties liable therefor in such order as it may elect, and neither Grantor nor Grantee nor any surety or guarantor for either of them nor any creditor of either Grantor or Grantee shall be entitled to require Lender to marshall assets. The benefit of any rule of law or equity to the contrary is hereby expressly waived.

     (L) Impairment of Collateral. Lender may, in its sole discretion, release the Deed of Trust or any other collateral securing the Secured Indebtedness or release any party liable therefor. The defenses of impairment of collateral and impairment of recourse and any requirement of diligence on Lender's part in collecting the Secured Indebtedness are hereby waived.

     (M) Amendment and Waiver in Writing. No provision of this Agreement can be amended or waived, except by a statement in writing signed by all parties to this Agreement.

     (N) Assignment. This Agreement and all related documents shall be binding upon and inure to the benefit of the respective heirs, successors and assigns of Grantor, Grantee and Lender.

     (O) Entire Agreement. This Agreement and the documents referenced herein and those executed concurrently herewith represent the entire agreement among the parties concerning the Loan.

     (P) Severability. Should any provision of this Agreement be invalid or unenforceable for any reason, the remaining provisions hereof shall remain in full effect.

     (Q) Applicable Law. The validity and construction of this Agreement and all other documents executed with respect to the Secured Indebtedness shall be determined according to the laws of Colorado applicable to contracts executed and performed within that state.

     (R) Gender and Number. Words used herein indicating gender or number shall be read as context may require.

     (S) Captions Not Controlling. Captions and headings have been included in this Agreement for the convenience of the parties, and shall not be construed as affecting the content of the respective paragraphs.

     (T) Counterparts. This Agreement may be executed by counterpart signature pages, and it shall not be necessary that the signatures of all parties be contained on any one counterpart. Each counterpart shall be deemed an original, but all of them together shall constitute one and the same instrument

     Executed the date first written above.

THE UNDERSIGNED ACKNOWLEDGE A THOROUGH UNDERSTANDING OF THE TERMS OF THIS AGREEMENT AND AGREE TO BE BOUND THEREBY:

                         GRANTOR:

                         ICG SERVICES, INC., a Delaware corporation



                         By  /s/ H. Don Teague
                             ----------------------------------
                              Its  Executive Vice President
                                   ----------------------------



                         GRANTEE:

                         ICG 161, L.P., a Delaware limited partnership

                         By    ICG CORPORATE HEADQUARTERS, L.L.C., a Colorado
                         limited liability company, its general partner

                         By   ICG SERVICES, INC., a Delaware corporation,
                         its manager

                         By  /s/ H. Don Teague
                             ----------------------------------
                              Its   Executive Vice President
                                    ---------------------------

                         LENDER:

                         TRINET REALTY CAPITAL, INC., a Maryland corporation


                         By
                             ----------------------------------
                              Its
                                    ---------------------------

STATE OF Colorado             )
                              ) ss.
CITY AND COUNTY OF Denver     )


     The foregoing instrument was acknowledged before me this 13th day of May, 1999, by H. Don Teague as Executive Vice President of ICG SERVICES, INC., a Delaware corporation.

         My commission expires:  1/3/2000

         Witness my hand and official seal.


                                        /s/  Elizabeth G. Gashins
                                        -------------------------
                                              Notary Public



STATE OF Colorado             )
                              ) ss.
CITY AND COUNTY OF Denver     )


     The foregoing instrument was acknowledged before me this 13th day of May, 1999, by H. Don Teague as Executive Vice President of ICG Services, Inc., the general partner of ICG 161, L.P., a Delaware limited partnership.

         My commission expires:  1/3/2000

         Witness my hand and official seal.


                                       /s/  Elizabeth G. Gashins
                                       -------------------------
                                             Notary Public

     (T) Counterparts. This Agreement may be executed by counterpart signature pages, and it shall not be necessary that the signatures of all parties be contained on any one counterpart. Each counterpart shall be deemed an original, but all of them together shall constitute one and the same instrument

     Executed the date first written above.

THE UNDERSIGNED ACKNOWLEDGE A THOROUGH UNDERSTANDING OF THE TERMS OF THIS AGREEMENT AND AGREE TO BE BOUND THEREBY:

                         GRANTOR:

                         ICG SERVICES, INC., a Delaware corporation



                         By
                             ----------------------------------
                              Its
                                   ----------------------------



                         GRANTEE:

                         ICG 161, L.P., a Delaware limited partnership

                         By    ICG CORPORATE HEADQUARTERS, L.L.C., a Colorado
                         limited liability company, its general partner

                         By   ICG SERVICES, INC., a Delaware corporation,
                         its manager

                         By
                             ----------------------------------
                              Its
                                    ---------------------------

                         LENDER:

                         TRINET REALTY CAPITAL, INC., a Maryland corporation


                         By  /s/ Kevin E. Deeble
                             ----------------------------------
                              Its   Vice President
                                    ---------------------------

STATE OF California       )
                          ) ss.
COUNTY OF San Francisco   )


         The foregoing instrument was acknowledged before me this 12th day of May, 1999, by Kevin E. Deeble as Vice President of TRINET REALTY
CAPITAL, INC., a Maryland corporation.

         My commission expires:  November 7, 2002

         Witness my hand and official seal.


                                         Mary Sainsbury
                                    --------------------------
                                          Notary Public

                                    EXHIBIT A
                                LEGAL DESCRIPTION


     All that certain real property in the County of Arapahoe, State of Colorado, described as follows:

LOT 1,  INVERNESS  SUBDIVISION  FILING  NO.  22,  COUNTY OF  ARAPAHOE,  STATE OF
COLORADO